Supplement to the

Fidelity® Advisor Emerging Markets Income Fund

A Fund of Fidelity Advisor Series VIII

Fidelity Advisor New Insights Fund

A Fund of Fidelity Contrafund®

Fidelity Advisor Mid Cap II Fund, and

Fidelity Advisor Strategic Income Fund

Funds of Fidelity Advisor Series II

Class A, Class T, Class B, Class C, and Institutional Class

STATEMENT OF ADDITIONAL INFORMATION

March 1, 2007

This Statement of Additional Information dated March 1, 2007 is no longer applicable for Fidelity Advisor Mid Cap II Fund. Please refer to the fund's current Statement of Additional Information dated June 29, 2007.

Effective September 4, 2007, Christopher Sharpe is no longer a portfolio manager of Fidelity Advisor Strategic Income Fund. All references to Mr. Sharpe in the Management Contract section beginning on page 39 are no longer applicable.

Effective October 1, 2007, Fidelity Advisor New Insights Fund has adopted a new management contract which adds a performance adjustment component to the management fee. Please refer to the prospectus for more information.

The following information replaces similar information found in the "Fund Holdings Information" section on page 62.

Each fund will provide a full list of holdings monthly on www.advisor.fidelity.com 30 days after the month-end (excluding high income security holdings, which generally will be presented as an aggregate position monthly and included in a list of full holdings 60 days after its fiscal quarter end).

ACOM12B-07-03 November 1, 2007
1.743413.114